                                                                    EXHIBIT 99.2

                      LBHI MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of January 20, 2006, (the
"Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement, to be dated as of January 11, 2006 (the
"Pooling and Servicing Agreement"), between the Purchaser, as depositor,
Wachovia Bank, National Association, as master servicer (the "Master Servicer"),
LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle
Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and
Servicing Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman") and UBS Securities LLC ("UBS Securities" and, together with
Lehman in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBS Securities
(together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the
Residual Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the
"Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $1,162,938,186 (the "Initial LBHI Pool Balance")
as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on February 1, 2006, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial LBHI Pool Balance, plus interest accrued on each Mortgage Loan at the related Mortgage Rate (net of the related
Administrative Cost Rate), for the period from and including January 11, 2006 up to but not including the Closing Date, which cash amount shall be paid to the
Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the
Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 6 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer), all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans.

          (d) The Seller shall retain, with respect to each Mortgage Loan, an
Independent third party (the "Recording/Filing Agent"), through which it shall:
(i) as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording or filing, as applicable, information is available to the subject Recording/Filing Agent), submit for recording or filing, as the case may be, in the appropriate public office for real property records or UCC
Financing Statements, as applicable (A) each related assignment of Mortgage and assignment of Assignment of Leases, in favor of, and delivered under clause
(a)(iv) of the definition of Mortgage File to, the Trustee, and (B) solely with respect to nursing facilities and hospitality properties (identified on Schedule
VI to the Pooling and Servicing Agreement), each assignment of UCC Financing
Statement, in favor of, and delivered under clause (a)(iv) of the definition of
Mortgage File to, the Trustee; and (ii) cause each such assignment of Mortgage, assignment of Assignment of Leases and assignment of UCC Financing Statement to be delivered to the Trustee following its return by the appropriate public office for real property records or UCC Financing Statements, as applicable, with copies of any such returned assignments to be delivered

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by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Trustee shall obtain a certified copy of the recorded original.

          If any such assignment of Mortgage, assignment of Assignment of Leases and/or assignment of UCC Financing Statement referred to in the preceding paragraph is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding two paragraphs, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's or the Purchaser's request and the fees of the Recording/Filing Agent.

          (e) With respect to any Mortgage Loan, the Seller shall deliver to and deposit with the Master Servicer, within 45 days of the Closing Date, the
Mortgage Loan Origination Documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

          (g) In connection with the obligations of the Master Servicer under
Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and
Servicing Agreement) and each Mortgage Loan that has a related letter of credit, the Seller shall deliver to and deposit with the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a
Mortgage Loan with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the
Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the
Trustee.

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          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller with a certificate (the "Master Servicer Certification") within 90 days of the Closing Date acknowledging its (or the appropriate Sub-Servicer's)
receipt as of the date of the Master Servicer Certification of such documents actually received; provided that such review shall be limited to identifying the document received, the Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the first anniversary of the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver (i) to the Master Servicer for deposit in the Pool Custodial Account the Initial
Deposits relating to the Mortgage Loans, and (ii) to the Trustee for deposit in the Interest Reserve Account, the Supplemental Interest Reserve Amount with respect to each Mortgage Loan that is an Interest Reserve Mortgage Loan.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

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               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the
     Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ix) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the Purchaser shall be deemed to be references to the Seller and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

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          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice with respect to any Mortgage
Loan (i) that any document constituting a part of clauses (a)(i) through (a)(x)
of the definition of Mortgage File has not been executed or is missing (a
"Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a
"Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan at the time of such notice, then such Document Defect shall constitute a "Material Document
Defect" or such Breach shall constitute a "Material Breach", as the case may be.
Then, following receipt of a Seller/Depositor Notification with respect to such
Material Document Defect or Material Breach, as the case may be, the Seller shall cure or repurchase the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the

                                        6

circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03(a) of the Pooling and Servicing
Agreement.

          (b) [Reserved.]

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller (or by the Depositor)
within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the
Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

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          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

          (g) In addition, subject to Section 5(f) and the last three sentences of this paragraph, if the Depositor determines that a Material Breach (other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the subject Mortgage Loan, the Seller shall pay a cash amount equal to the Loss of
Value Payment, and any costs incurred in connection with such Loss of Value
Payment, in each case required to be paid by the Depositor (or, payable by the
Depositor due to the Depositor's exercise of its option) under Section 2.03(e)
of the Pooling and Servicing Agreement, but only if and to the extent the
Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing
Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material
Document Defect and the Seller shall not be obligated to otherwise cure such
Material Breach or Material Document Defect or repurchase the affected Mortgage
Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if substantially all of the loss of value to a Mortgage Loan was caused by a
Material Breach or Material Document Defect, which Material Breach or Material
Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a). Furthermore, the
Seller shall not have the option of delivering Loss of Value Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the
Seller in accordance with this Section 5(g), the amount of such Loss of Value
Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section 3.05(e) of the Pooling and Servicing Agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing
Agreement, and the subject Mortgage Loan becomes a

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Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material Document Defect or Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an
Adverse REMIC Event or an Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement, shall be true and correct in all material respects as of the Closing
Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

          (c) All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          Both parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

                                        9

          (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

          (g) A favorable opinion of Sidley Austin LLP, special counsel to the
Seller, substantially in the form attached hereto as Exhibit B-1, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Sidley
Austin LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) A favorable opinion of in-house counsel to the Seller, substantially in the form attached hereto as Exhibit B-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement;

          (i) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

          (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 8. Costs. The Seller's obligations with respect to the reasonable out-of-pocket costs and expenses incurred by the Seller, the initial
Purchaser, the Underwriters, the Placement Agents and the seller of the Other
Loans to the Purchaser in connection with the securitization of the Securitized
Loans and the other transactions contemplated by this Agreement, the
Underwriting Agreement and the Certificate Purchase Agreement, shall be as set forth in Section 8 of the LUBS Mortgage Loan Purchase Agreement dated as of
January 20, 2006, between the Seller, the initial Purchaser and LUBS Inc.

                                       10

          SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to
secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section
2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in
connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as

                                       11

to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT
WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY
IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER
AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY
NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF
ALL OTHER COURTS, WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS
AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING
SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE
EXCLUSION OF ALL OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE
DEFENSE OF AN INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING
COMMENCED IN SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL
JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE
ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER
PROVIDED BY LAW; PROVIDED, THAT IN THE EVENT NEITHER A NEW YORK STATE NOR
FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY
AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING
OUT OF OR RELATING TO THIS AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR
OTHERWISE HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH
SUCH COURT, 60 DAYS OF THE COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO
THE EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS
SENTENCE SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR PROCEEDING AND THE
REFERENCE TO "SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be

                                       12

required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, and their respective successors and permitted assigns.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                       13

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      SELLER

                                      LEHMAN BROTHERS HOLDINGS INC.

                                      By: /s/ Catherine Harnett
                                          --------------------------------------
                                      Name: Catherine Harnett
                                      Title: Authorized Signatory

                                      Address for Notices:

                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                      PURCHASER

                                      STRUCTURED ASSET SECURITIES CORPORATION II

                                      By: /s/ David Nass
                                          --------------------------------------
                                      Name: David Nass
                                      Title: Senior Vice President

                                      Address for Notices:

                                      Structured Asset Securities Corporation II
                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

MORTGAGE
  LOAN
 NUMBER                  PROPERTY NAME                               ADDRESS                     CITY        STATE    ZIP CODE
--------  -------------------------------------------  ----------------------------------  ----------------  -------  --------

    4     Chapel Hills Mall                            1710 Briargate Blvd                 Colorado Springs  CO          80920
    5     Courtyard by Marriott II Fee Portfolio       Various                             Various           Various   Various
    8     One Financial Center                         655 Atlantic Avenue                 Boston            MA          02111
    9     Embassy Suites Battery Park City             102 North End Avenue                New York          NY          10282
   10     Highwoods II Portfolio                       Various                             Various           Various   Various
   12     River Valley Mall                            1635 River Valley Circle South      Lancaster         OH          43130
   14     Prospect Hill Office Park                    100, 200, 300 Fifth Avenue          Waltham           MA          02451
   15     Club Quarters Midtown                        40 West 45th Street                 New York          NY          10036
   16     Club Quarters Washington, D.C.               839 17th Street, NW                 Washington        DC          20006
   18     Intel Corporate Building                     1515 Route 10                       Parsippany        NJ          07054
   19     Windsor at Briarhill Apartments              1470 Sheridan Road                  Atlanta           GA          30324
   20     Commerce Center                              2201-2241 Us Route 1                North Brunswick   NJ          08902
   21     Rock Creek Apartments                        5850 Belt Line Road                 Dallas            TX          75254
   22     11451 Katy Freeway                           11451 Katy Freeway                  Houston           TX          77079
   23     U-Haul Portfolio - 26 Facilities Portfolio   Various                             Various           Various   Various
   25     The Shoppes at Schererville                  701-717 U.S. Highway 41             Schererville      IN          46375
   26     East Park Plaza                              200 North 66th Street               Lincoln           NE          68505
   27     Lexington Place Apartments                   800 Gunn Road                       Centerville       GA          31028
   28     The Terraces at University Place             9600 North Tryon Street             Charlotte         NC          28262
   32     Towne Crossing Shopping Center               3600 Gus Thomasson Road             Mesquite          TX          75150
   33     U-Haul Portfolio - SAC Portfolio             Various                             Various           Various   Various
   37     Southeast Executive Park                     185 Route 312                       Brewster          NY          10509
   41     Foothill Plaza                               11912-11974 Foothill Boulevard      Lakeview Terrace  CA          91342
   45     Triangle Shopping Center                     2935 Pat Booker Road                Universal City    TX          78148
   47     Sand Lake Plaza                              1431 W. Sand Lake Road              Orlando           FL          32809
   48     40 Saw Mill River Road                       40 Saw Mill River Road              Hawthorne         NY          10532
   50     Preston Oaks Apartments                      5800 Preston Oaks Road              Dallas            TX          75254
   51     Holiday Inn-Solana Beach                     621 South Highway 101               Solana Beach      CA          92075
   52     Sunnyslope Centre                            4555 Liberty Road South             Salem             OR          97302
   53     Holiday Inn Express - Destin                 108 Hutchinson Street               Destin            FL          32541
   55     Country Inn and Suites - NE                  11818 Miami Street                  Omaha             NE          65164
   56     Bixby - Enterprise Tower                     500 Chestnut Street                 Abilene           TX          79602
   57     Peppertree Apartments                        4311 Central Avenue                 Charlotte         NC          28205
   58     Berkshire Manor Apartments                   2060 Continental Ave                Tallahassee       FL          32304
   59     Valparaiso Market Place                      2410-2620 LaPorte Avenue            Valparaiso        IN          46383
   60     Pasadena Apartments                          2170 East Jefferson Avenue          Detroit           MI          48207
   61     Oakbrook Plaza                               7211 West Oakland Park Boulevard    Lauderhill        FL          33313
   62     Woodhill Plaza                               14525 Highway 7                     Minnetonka        MN          55345
   63     Park Plaza Shopping Center                   2108 West 27th Street               Lawrence          KS          66047
   65     Kroger's - Las Vegas                         1421 N. Jones Boulevard             Las Vegas         NV          89108
   66     Bixby - Woodhaven                            4602-4654 South 14th                Abilene           TX          79605
   67     Edgewood Park                                370 West Hopkins Avenue             Pontiac           MI          48340
   71     Wheatland Village Shopping Center            4001-4041 West Wheatland Road       Dallas            TX          75237
   73     Wingate Inn - Concord                        7841 Gateway Lane                   Concord           NC          28027
   74     Lakeview Crossing                            8301 Lakeview Parkway               Rowlett           TX          75089
   75     Allstar Self Storage                         8599 Folsom Boulevard               Sacramento        CA          95826
   76     Riverwalk Apartments                         Cypress View Drive at Cedar Street  Greenville        NC          27858
   77     Twenty Mile Self Storage                     18601 Longs Way                     Parker            CO          80134
   78     Woodland Arms Apartments                     22045-22065 West Eight Mile Road    Detroit           MI          48219
   82     228-230 S. Beverly Drive                     228-230 S. Beverly Drive            Beverly Hills     CA          90212
   84     Hemet Plaza                                  1911-2095 E. Florida Ave            Hemet             CA          92544
   86     Infinity Office and Warehouse                5500 Parkwest Drive                 Bessemer          AL          35022
   87     Willow Tree Apartments                       4910 Allendale Road                 Houston           TX          77017
   89     Palms Plaza Shopping Center                  1155 S. Dale Mabry Highway          Tampa             FL          33629
   90     May Avenue & May 42 Self Storage             2828 NW 62nd Street                 Oklahoma City     OK          73112
   91     Grammary, Callowhill & Silk Mill Apartments  Various                             Reading           PA        Various
   92     7 Winthrop Square                            68-72 Summer Street                 Boston            MA          02110
   93     Plaza Mini Storage                           1745 East Tropicana Avenue          Las Vegas         NV          89119
   94     El Paseo Plaza                               3544-3630 E. Chapman Avenue         Orange            CA          92869
   96     Spring Ridge II                              1105 - 1229 South 180th St          Omaha             NE          68130
   97     Storage Express Pool III                     Various                             Various           IN        Various
   98     Storage Express Pool I                       Various                             Various           IN        Various
  102     Slaughter Creek Self Storage                 9706 Manchaca Road                  Austin            TX          78748
  104     Orchard Corners Apartments                   1405 Apple Lane                     Lawrence          KS          66044
  106     Montclair Court                              9 High Street                       Montclair         NJ          07042

MORTGAGE
  LOAN    CUT-OFF DATE    MONTHLY P&I  MORTGAGE
 NUMBER      BALANCE        PAYMENT     RATE
--------  --------------  -----------  --------

    4     121,595,466.83   657,534.50   5.03500
    5     120,000,000.00   684,738.69   5.54500
    8      99,894,715.70   555,284.30   5.40000
    9      84,500,000.00   436,578.44   6.11500
   10      71,000,000.00   344,933.45   5.75000
   12      50,000,000.00   288,617.89   5.65000
   14      45,000,000.00   262,036.00   5.73000
   15      42,000,000.00   194,854.24   5.49100
   16      30,000,000.00   139,181.60   5.49100
   18      23,960,022.00   113,467.62   5.60500
   19      23,040,000.00   101,226.67   5.20000
   20      20,000,000.00   110,936.76   5.29000
   21      19,500,000.00   111,699.60   5.58000
   22      18,500,000.00   108,196.14   5.77000
   23      18,131,352.63   113,732.35   5.68800
   25      16,600,000.00    92,490.07   5.33000
   26      16,000,000.00    91,348.81   5.55000
   27      15,950,711.87    89,545.53   5.37000
   28      13,340,000.00    78,612.99   5.84000
   32      12,488,917.50    72,867.22   5.74000
   33      12,454,664.78    77,277.72   5.60700
   37       9,978,918.17    55,841.37   5.35000
   41       9,250,000.00    52,172.80   5.44000
   45       8,480,000.00    50,660.46   5.57000
   47       8,350,000.00    46,575.57   5.34000
   48       8,191,967.45    45,738.88   5.34000
   50       7,950,000.00    45,539.07   5.58000
   51       7,853,174.92    48,701.81   5.54000
   52       7,200,000.00    41,652.05   5.67000
   53       7,000,000.00    45,186.72   6.02000
   55       6,481,371.19    40,734.95   5.71000
   56       6,406,835.79    40,575.54   5.79000
   57       6,265,000.00    35,887.08   5.58000
   58       6,100,000.00    34,558.62   5.48000
   59       6,000,000.00    34,786.01   5.69000
   60       5,645,142.79    33,367.74   5.86000
   61       5,500,000.00    31,090.50   5.46000
   62       5,435,395.63    32,336.28   5.92000
   63       5,426,200.00    30,809.37   5.50000
   65       5,395,039.74    31,000.26   5.60000
   66       5,185,299.02    32,839.34   5.79000
   67       5,100,000.00    30,119.55   5.86000
   71       4,909,649.84    27,504.59   5.36000
   73       4,779,195.33    29,677.19   5.57000
   74       4,752,500.00    29,231.06   6.24000
   75       4,639,617.80    28,755.55   6.19000
   76       4,585,766.43    25,687.03   5.35000
   77       4,391,812.80    26,165.62   5.92400
   78       4,344,294.55    27,656.03   5.86000
   82       4,200,000.00    23,453.38   5.35000
   84       4,187,517.94    23,926.25   5.53000
   86       4,050,000.00    23,815.10   5.82000
   87       4,000,000.00    21,816.41   5.14000
   89       3,642,644.32    20,861.91   5.56000
   90       3,596,881.07    21,191.93   5.83000
   91       3,593,145.45    21,168.98   5.82000
   92       3,588,984.13    20,215.11   5.40000
   93       3,493,217.65    20,402.82   5.74000
   94       3,493,128.08    20,269.68   5.68000
   96       3,450,220.15    20,191.62   5.75000
   97       3,425,507.56    19,510.90   5.51000
   98       3,310,741.83    18,857.22   5.51000
  102       3,097,300.47    18,209.00   5.81000
  104       2,980,000.00    16,640.73   5.35000
  106       2,780,000.00    15,489.30   5.33000

  109     Park City Shopping Center                    308-348 Homer Road                  Minden            LA          71055
  110     Bixby - Crossroads                           4102 Buffalo Gap Road               Abilene           TX          79601
  111     Old Denton Center                            1001 East Hebron Parkway            Carrollton        TX          75010
  112     Churchill Shopping Center                    1705 North Bluff Street             Fulton            MO          65251
  113     Keep Safe Self Storage                       7812 South Cooper St.               Arlington         TX          76001
  115     Storage Depot West                           350 South 7th Street                Lemoyne           PA          17043
  116     Hinesville Shopping Center                   555 W. Oglethorpe Highway           Hinesville        GA          31313
  117     Atrium Professional Center                   1110 E. Chapman Ave                 Orange            CA          92866
  118     Storage Express Pool II                      Various                             New Albany        IN          47150
  119     Village at Killeen Mall                      2102 South W.S. Young Drive         Killeen           TX          76543
  120     Best Western Raleigh Inn & Suites            3618 New Bern Avenue                Raleigh           NC          27610
  121     Eagle Plaza Center                           912 Unity Road                      Crossett          AR          71635
  122     Real Blocks                                  28004 Center Oaks Court             Wixom             MI          48393
  124     Pinellas Park                                7253-7263 Park Boulevard            Pinellas Park     FL          33781
  125     72nd & Ames Road/Benson Park Plaza           7177 Ames Avenue, 7051 Ames
                                                          Avenue, 4455-4457
                                                          North 72nd Street                Omaha             NE          68134
  126     Macton Building                              116 Willenbrock Road                Oxford            CT          06478
  127     SSA Abilene                                  1202 E. South 11th Street           Abilene           TX          75225
  128     Pine Knoll Apts                              11665 East Shore Drive              Whitmore Lake     MI          48189
  131     The Boardwalk at Brushy Creek                16238 Ranch Road 620                Round Rock        TX          78717
  132     Bixby - Brownfield Plaza                     1401 Tahoka Road (U.S. 380)         Brownfield        TX          79316
  134     Bixby - Pioneer Square                       2302-2310 Lubbock Highway           Lamesa            TX          79331
  135     63055 Corporate Place                        63055 Corporate Place               Bend              OR          97701
  136     Dollar Tree                                  6707 West Chester Pike              Millbourne        PA          19082
  137     Life Center                                  6130 Highway 290 West               Austin            TX          78735
  139     Bixby - Mesa Verde                           2215 North Midland Drive            Midland           TX          79707
  140     Horn Lake Station                            1750 Goodman Road                   Horn Lake         MS          38637
  145     Bixby - Park Plaza                           1400-1414 Austin Ave                Brownwood         TX          76801

  109       2,700,000.00    16,554.19   6.21000
  110       2,692,366.79    17,051.20   5.79000
  111       2,691,774.94    15,195.06   5.42000
  112       2,650,000.00    15,397.41   5.71000
  113       2,638,823.44    14,830.98   5.37000
  115       2,594,611.62    14,648.53   5.43000
  116       2,592,500.00    15,228.09   5.81000
  117       2,592,203.00    14,746.21   5.49000
  118       2,425,049.79    13,812.52   5.51000
  119       2,400,000.00    13,401.93   5.35000
  120       2,397,290.35    16,370.32   6.61000
  121       2,238,702.22    12,465.76   5.27300
  122       2,228,161.41    13,398.66   6.02000
  124       2,045,769.65    11,575.45   5.45000
  125       1,998,144.38    11,431.18   5.56000
  126       1,995,774.65    11,155.82   5.34000
  127       1,991,883.46    11,418.60   5.55000
  128       1,928,000.00    11,251.28   5.75000
  131       1,769,807.82    10,189.90   5.60000
  132       1,745,052.56    11,051.70   5.79000
  134       1,685,222.17    10,672.79   5.79000
  135       1,598,463.08     9,004.48   5.42000
  136       1,596,626.91     8,934.62   5.35000
  137       1,546,766.96     8,703.75   5.40000
  139       1,371,112.72     8,683.48   5.79000
  140       1,324,752.81     9,320.16   5.75000
  145       1,057,003.27     6,694.17   5.79000

MORTGAGE                                    REMAINING    INTEREST                   PRIMARY                           MORTGAGE
  LOAN    REMAINING TERM                  AMORTIZATION    ACCRUAL  ADMINISTRATIVE  SERVICING                            LOAN
 NUMBER     TO MATURITY   MATURITY DATE       TERM         BASIS      COST RATE       FEE          GROUND LEASE?       SELLER
--------  --------------  -------------  --------------  --------  --------------  ---------  ----------------------  --------

     4                60     10/11/2010             360  Act/360          0.02040       0.00  Fee Simple              LB
     5               111      4/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
     8               142      10/1/2017             360   30/360          0.02040       0.00  Fee Simple / Leasehold  LB
     9                60     12/11/2010               0  Act/360          0.02040       0.00  Leasehold               LB
    10                60      1/11/2011               0  Act/360          0.02040       0.00  Fee Simple              LB
    12               120      1/11/2016             360  Act/360          0.02040       0.00  Fee Simple              LB
    14               120      1/11/2016             360  Act/360          0.02040       0.00  Fee Simple              LB
    15                84     11/11/2012               0  Act/360          0.02040       0.00  Fee Simple              LB
    16                84     11/11/2012               0  Act/360          0.02040       0.00  Fee Simple              LB
    18                60      1/11/2011               0  Act/360          0.08040       0.07  Fee Simple              LB
    19                60      9/11/2010               0  Act/360          0.02040       0.00  Fee Simple              LB
    20               120     10/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    21               120     10/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    22               120      1/11/2016             360  Act/360          0.06040       0.05  Fee Simple              LB
    23               120     10/11/2015             300  Act/360          0.02040       0.00  Fee Simple              LB
    25               120     10/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    26               119      5/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    27               120     10/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    28               180      8/11/2020             360  Act/360          0.02040       0.00  Fee Simple              LB
    32               120     12/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    33               120     10/11/2015             300  Act/360          0.02040       0.00  Fee Simple              LB
    37               120     11/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    41               120      7/11/2015             360  Act/360          0.11040       0.10  Fee Simple              LB
    45               120     11/11/2015             324  Act/360          0.02040       0.00  Fee Simple              LB
    47               120     10/11/2015             360  Act/360          0.08040       0.07  Fee Simple              LB
    48               120     12/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    50               120     10/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    51                84      9/11/2012             300  Act/360          0.02040       0.00  Fee Simple              LB
    52               120     11/11/2015             360  Act/360          0.06040       0.05  Fee Simple              LB
    53                60      1/11/2011             300  Act/360          0.02040       0.00  Fee Simple              LB
    55               120     11/11/2015             300  Act/360          0.09040       0.08  Fee Simple              LB
    56               120     11/11/2015             300  Act/360          0.11040       0.10  Fee Simple              LB
    57               120     10/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    58               114      7/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    59               120      1/11/2016             360  Act/360          0.02040       0.00  Fee Simple              LB
    60               120     12/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    61               120     11/11/2015             360  Act/360          0.07040       0.06  Fee Simple              LB
    62               120     12/11/2015             360  Act/360          0.06040       0.05  Fee Simple              LB
    63               120     10/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    65               120     12/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    66               120     11/11/2015             300  Act/360          0.11040       0.10  Fee Simple              LB
    67               120     12/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    71               120     11/11/2015             360  Act/360          0.08040       0.07  Fee Simple              LB
    73               120     10/11/2015             300  Act/360          0.02040       0.00  Fee Simple              LB
    74               180     12/11/2020             360  Act/360          0.02040       0.00  Fee Simple              LB
    75               113     11/11/2014             353  Act/360          0.02040       0.00  Fee Simple              LB
    76               120     10/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    77                72     11/11/2011             360  Act/360          0.02040       0.00  Fee Simple              LB
    78               120     12/11/2015             300  Act/360          0.02040       0.00  Fee Simple              LB
    82               120     12/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    84               120     10/11/2015             360  Act/360          0.08040       0.07  Fee Simple              LB
    86               120     12/11/2015             360  Act/360          0.04040       0.03  Fee Simple              LB
    87               120      8/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    89               120     11/11/2015             360  Act/360          0.08040       0.07  Leasehold               LB
    90               120     12/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    91               120     11/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    92               120     10/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    93               120     11/11/2015             360  Act/360          0.07040       0.06  Fee Simple              LB
    94               120     11/11/2015             360  Act/360          0.08040       0.07  Fee Simple              LB
    96               120     10/11/2015             360  Act/360          0.11040       0.10  Fee Simple              LB
    97               120     11/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
    98               120     11/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   102               120     12/11/2015             360  Act/360          0.06040       0.05  Fee Simple              LB
   104               120      6/11/2015             360  Act/360          0.11040       0.10  Fee Simple              LB
   106               120     11/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB

   109               180      1/11/2021             360  Act/360          0.02040       0.00  Fee Simple              LB
   110               120     11/11/2015             300  Act/360          0.11040       0.10  Fee Simple              LB
   111               120     10/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   112               120      1/11/2016             360  Act/360          0.02040       0.00  Fee Simple              LB
   113               120      9/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   115               120     11/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   116               120     12/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   117               120     10/11/2015             360  Act/360          0.11040       0.10  Fee Simple              LB
   118               120     11/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   119               120      8/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   120               120     12/11/2015             300  Act/360          0.02040       0.00  Fee Simple              LB
   121               120      8/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   122               120     12/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   124               120     11/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   125               120     12/11/2015             360  Act/360          0.06040       0.05  Fee Simple              LB
   126               120     11/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   127               120      9/11/2015             360  Act/360          0.06040       0.05  Fee Simple              LB
   128               120     12/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   131               120     10/11/2015             360  Act/360          0.08040       0.07  Fee Simple              LB
   132               120     11/11/2015             300  Act/360          0.11040       0.10  Fee Simple              LB
   134               120     11/11/2015             300  Act/360          0.11040       0.10  Fee Simple              LB
   135               120     12/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   136               120     11/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   137               120     11/11/2015             360  Act/360          0.02040       0.00  Fee Simple              LB
   139               120     11/11/2015             300  Act/360          0.11040       0.10  Fee Simple              LB
   140               120     12/11/2015             240  Act/360          0.02040       0.00  Fee Simple              LB
   145               120     11/11/2015             300  Act/360          0.11040       0.10  Fee Simple              LB

MORTGAGE                                      ARD    ANTICIPATED
  LOAN                                     MORTGAGE   REPAYMENT     ARD        CROSS       MORTGAGE LOAN
 NUMBER              DEFEASANCE              LOAN        DATE     SPREAD  COLLATERALIZED  SELLER LOAN ID
--------  -------------------------------  --------  -----------  ------  --------------  --------------

     4    Defeasance                          No         N/A        N/A     No               050907005
     5    Defeasance                          No         N/A        N/A     No               051006001
     8    Yield Maintenance                   No         N/A        N/A     No               050816043
     9    Yield Maintenance                   No         N/A        N/A     No               050509001
    10    Defeasance                          No         N/A        N/A     No               051006010
    12    Defeasance                          No         N/A        N/A     No               050926002
    14    Defeasance                          No         N/A        N/A     No               051027011
    15    Defeasance or Yield Maintenance     No         N/A        N/A     No               051021001
    16    Defeasance or Yield Maintenance     No         N/A        N/A     No               050928010
    18    Defeasance                          No         N/A        N/A     No               050608002
    19    Defeasance                          No         N/A        N/A     No               050810002
    20    Defeasance                          No         N/A        N/A     No               050719004
    21    Defeasance                          No         N/A        N/A     No               050519007
    22    Defeasance                          No         N/A        N/A     No               050819001
    23    Defeasance                          No         N/A        N/A     No              0508160400
    25    Defeasance                          No         N/A        N/A     No               050531003
    26    Defeasance                          No         N/A        N/A     No               050215000
    27    Defeasance                          No         N/A        N/A     No               050809003
    28    Yield Maintenance                   No         N/A        N/A     No               050418002
    32    Defeasance                          No         N/A        N/A     No               051005007
    33    Defeasance                          No         N/A        N/A     No               509270020
    37    Yield Maintenance                   No         N/A        N/A     No               050727005
    41    Defeasance                          No         N/A        N/A     No               050304001
    45    Defeasance                          No         N/A        N/A     No               050719005
    47    Defeasance                          No         N/A        N/A     No               050712001
    48    Yield Maintenance                   No         N/A        N/A     No               050829005
    50    Defeasance                          No         N/A        N/A     No               050519006
    51    Defeasance                          No         N/A        N/A     No               050408002
    52    Defeasance                          No         N/A        N/A     No               050809002
    53    Defeasance                          No         N/A        N/A     No               050818001
    55    Yield Maintenance                   No         N/A        N/A     No               050630001
    56    Defeasance                          No         N/A        N/A     Yes (LB-E)       050812006
    57    Defeasance                          No         N/A        N/A     No               050519001
    58    Defeasance                          No         N/A        N/A     No               050412000
    59    Defeasance                          No         N/A        N/A     No               050921003
    60    Defeasance                          No         N/A        N/A     No               050729001
    61    Defeasance                          No         N/A        N/A     No               050705001
    62    Defeasance                          No         N/A        N/A     No               050815005
    63    Defeasance                          No         N/A        N/A     No               050711001
    65    Yield Maintenance                   No         N/A        N/A     No               050714001
    66    Defeasance                          No         N/A        N/A     Yes (LB-E)       050812007
    67    Defeasance                          No         N/A        N/A     No               050729002
    71    Defeasance                          No         N/A        N/A     No               050809001
    73    Defeasance                          No         N/A        N/A     No               050620006
    74    Yield Maintenance                   No         N/A        N/A     No               050803008
    75    Defeasance                          No         N/A        N/A     No               040421009
    76    Defeasance                          No         N/A        N/A     No               050815006
    77    Defeasance                          No         N/A        N/A     No               050608004
    78    Defeasance                          No         N/A        N/A     No               050729003
    82    Defeasance                          No         N/A        N/A     No               050825001
    84    Defeasance                          No         N/A        N/A     No               050726001
    86    Defeasance                          No         N/A        N/A     No               050719006
    87    Defeasance                          No         N/A        N/A     No               050602003
    89    Defeasance                          No         N/A        N/A     No               050804004
    90    Defeasance                          No         N/A        N/A     No               050830019
    91    Defeasance                          No         N/A        N/A     No               050829001
    92    Defeasance                          No         N/A        N/A     No               050731001
    93    Defeasance                          No         N/A        N/A     No               050713001
    94    Defeasance                          No         N/A        N/A     No               050809004
    96    Defeasance                          No         N/A        N/A     No               050411034
    97    Defeasance                          No         N/A        N/A     No               051020007
    98    Defeasance                          No         N/A        N/A     No               051020005
   102    Defeasance                          No         N/A        N/A     No               050906032
   104    Defeasance                          No         N/A        N/A     No               050512003
   106    Defeasance                          No         N/A        N/A     No               050803009

   109    Yield Maintenance                   No         N/A        N/A     No               050630006
   110    Defeasance                          No         N/A        N/A     Yes (LB-E)       050812002
   111    Defeasance                          No         N/A        N/A     No               050718002
   112    Defeasance                          No         N/A        N/A     No               050823001
   113    Defeasance                          No         N/A        N/A     No               050706001
   115    Defeasance                          No         N/A        N/A     No               050516007
   116    Defeasance                          No         N/A        N/A     No               050817040
   117    Defeasance                          No         N/A        N/A     No               050719002
   118    Defeasance                          No         N/A        N/A     No               051020006
   119    Defeasance                          No         N/A        N/A     No               050201005
   120    Defeasance                          No         N/A        N/A     No               050506002
   121    Defeasance                          No         N/A        N/A     No               050204006
   122    Defeasance                          No         N/A        N/A     No               050606001
   124    Defeasance                          No         N/A        N/A     No               050629007
   125    Defeasance                          No         N/A        N/A     No               050929001
   126    Yield Maintenance                   No         N/A        N/A     No               050727006
   127    Yield Maintenance                   No         N/A        N/A     No               050328000
   128    Defeasance                          No         N/A        N/A     No               050610002
   131    Defeasance                          No         N/A        N/A     No               050819003
   132    Defeasance                          No         N/A        N/A     Yes (LB-E)       050812001
   134    Defeasance                          No         N/A        N/A     Yes (LB-E)       050812005
   135    Defeasance                          No         N/A        N/A     No               050411013
   136    Defeasance                          No         N/A        N/A     No               050628003
   137    Defeasance                          No         N/A        N/A     No               050803001
   139    Defeasance                          No         N/A        N/A     Yes (LB-E)       050812003
   140    Defeasance                          No         N/A        N/A     No               050808001
   145    Defeasance                          No         N/A        N/A     Yes (LB-E)       050812004

                                       A-1

                                   EXHIBIT B-1

                          OPINION OF SIDLEY AUSTIN LLP

                        [LETTERHEAD OF SIDLEY AUSTIN LLP]

                                February 1, 2006

To the Parties Listed on Annex A hereto:

          Re:  LB-UBS Commercial Mortgage Trust 2006-C1
               Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Ladies and Gentlemen:

          We have acted as special counsel to Lehman Brothers Holdings Inc.
("LBHI") and LUBS Inc. ("LUBS"), in connection with the following transactions
(collectively, the "Transactions"):

          (i) the sale by LUBS, and the purchase by Structured Asset Securities
     Corporation II (the "Depositor"), of a certain commercial mortgage loan
     (the "LUBS Mortgage Loan"), pursuant to the LUBS Mortgage Loan Purchase
     Agreement, dated as of January 20, 2006 (the "LUBS Mortgage Loan Purchase
     Agreement"), between LUBS as seller, the Depositor as purchaser and LBHI as an additional party;

          (ii) the sale by LBHI, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (collectively, the "LBHI Mortgage
     Loans"), pursuant to the LBHI Mortgage Loan Purchase Agreement, dated as of
     January 20, 2006 (the "LBHI Mortgage Loan Purchase Agreement" and, together with the LUBS Mortgage Loan Purchase Agreement, the "Mortgage Loan Purchase
     Agreements"), between LBHI as seller and the Depositor as purchaser; and

          (iii) the negotiation and execution of the LBHI Indemnification
     Agreement, dated as of January 20, 2006 (the "LBHI Indemnification
     Agreement"), between LBHI, the Depositor, Lehman Brothers Inc. and UBS
     Securities LLC.

          In the course of our acting as special counsel to LBHI and LUBS as described above, we prepared or reviewed the LUBS Mortgage Loan Purchase
Agreement, the LBHI Mortgage Loan Purchase Agreement, the LBHI Indemnification
Agreement (collectively, the "Agreements"). Capitalized terms not defined herein have the respective meanings set forth in the Mortgage Loan Purchase Agreements and, to the extent not defined therein, in the LBHI Indemnification Agreement.

          For purposes of rendering the opinions set forth below, we have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for such opinions; we have obtained such certificates

                                      B-1-2

from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except as expressly addressed in opinion paragraphs 1 and 2 below, the power and authority of all parties to the Agreements to enter into, perform under and consummate the transactions contemplated by the Agreements, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of each of the
Agreements by all parties thereto, (ix) except as expressly addressed in opinion paragraph 3 below, the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) the compliance with the Agreements by all parties thereto, and (xi) the absence of any other agreement that supplements or otherwise modifies the express terms of the Agreements.

          Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2)
the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not in writing and executed by all relevant parties, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any

                                      B-1-3

jurisdiction other than the State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

          When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the Sidley
Austin LLP attorneys currently practicing law with this firm who have been actively involved in the above-described representation of LBHI and LUBS. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

          In rendering the opinions set forth below, we do not express any opinion concerning the laws of any jurisdiction other than the General
Corporation Law of the State of Delaware (solely with respect to opinion paragraph 2 below), the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (in each case, without regard to conflicts of law principles). In addition, we do not express any opinion with respect to the tax, securities or "doing business" laws of any particular State, including the State of New York, or with respect to any matter not expressly addressed below.

          Based upon and subject to the foregoing, we are of the opinion that:

          1. The execution, delivery and performance by LBHI of the Agreements do not conflict with, or result in a violation of, any federal or State of
     New York statute, or any rule or regulation promulgated thereunder or pursuant thereto, which statute, rule or regulation is applicable to LBHI
     (except for any such conflict or violation as would not have a material adverse effect on the performance by LBHI of its obligations under the
     Agreements). The execution, delivery and performance by LUBS of the LUBS
     Mortgage Loan Purchase Agreement do not conflict with, or result in a violation of, any federal or State of New York statute, or any rule or regulation promulgated thereunder or pursuant thereto, which statute, rule or regulation is applicable to LUBS (except for any such conflict or violation as would not have a material adverse effect on the performance by
     LUBS of its obligations under the LUBS Mortgage Loan Purchase Agreement).

          2. The terms of the Agreements (insofar as they apply to LBHI) do not conflict with, or result in the violation of, any provision of the General
     Corporation Law of the State of Delaware that is applicable to LBHI (except for any such conflict or violation as would not have a material adverse effect on the performance by LBHI of its obligations under the Agreements).
     The terms of the LUBS Mortgage Loan Purchase Agreement (insofar as they apply to LUBS) do not conflict with, or result in the violation of, any provision of the General Corporation Law of the State of Delaware that is applicable to LUBS (except for any such conflict or violation as would not have a material adverse effect on the performance by LUBS of its obligations under the LUBS Mortgage Loan Purchase Agreement).

          3. The LBHI Mortgage Loan Purchase Agreement is a valid, legal and binding agreement of LBHI, enforceable against LBHI in accordance with its terms. The LUBS

                                      B-1-4

     Mortgage Loan Purchase Agreement is a valid, legal and binding agreement of each of LUBS and LBHI, enforceable against each of LUBS and LBHI in accordance with its terms.

          4. No consent, approval, authorization or order of any federal or
     State of New York court, agency or other governmental body is required for the consummation by LBHI of the transactions contemplated by the terms of the Agreements, except such as have been obtained. No consent, approval, authorization or order of any federal or State of New York court, agency or other governmental body is required for the consummation by LUBS of the transactions contemplated by the terms of the LUBS Mortgage Loan Purchase
     Agreement, except such as have been obtained.

          The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                Very truly yours,

                                      B-1-5

                                     ANNEX A

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Lehman Brothers Holdings Inc.
745 Seventh Avenue
New York, New York 10019

LUBS Inc.
745 Seventh Avenue
New York, New York 10019

LNR Partners, Inc.
1601 Washington Avenue
Miami Beach, Florida 33139

Standard & Poor's Ratings Services,
a division of The McGraw-Hill Companies, Inc.
55 Water Street, 10th Floor
New York, New York 10004

Fitch, Inc.
One State Street Plaza
New York, New York 10004

Wachovia Bank, National Association
NC 1075
8739 Research Drive, URP4
Charlotte, North Carolina 28262-1075

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

                                      B-1-6

                                   EXHIBIT B-2

                    OPINION OF IN-HOUSE COUNSEL TO THE SELLER

                      [LETTERHEAD OF LEHMAN BROTHERS INC.]

                                February 1, 2006

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Lehman Brothers Holdings Inc.
745 Seventh Avenue
New York, New York 10019

LUBS Inc.
745 Seventh Avenue
New York, New York 10019

Wachovia Bank, National Association
NC 1075
8739 Research Drive, URP4
Charlotte, North Carolina 28262-1075

LNR Partners, Inc.
1601 Washington Avenue
Miami Beach, Florida 33139

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

Fitch, Inc.
One State Street Plaza
New York, New York 10004

Standard & Poor's Ratings Services,
a division of The McGraw-Hill Companies, Inc.
55 Water Street, 10th Floor
New York, New York 10004

          Re:  LB-UBS Commercial Mortgage Trust 2006-C1
               Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Ladies and Gentlemen:

          I am internal counsel to Lehman Brothers Holdings Inc. ("Lehman") and, in such capacity, have also acted as counsel to LUBS Inc. ("LUBS"). I am familiar with matters pertaining to the following agreements (collectively, the
"Agreements"):

               (i) the LUBS Mortgage Loan Purchase Agreement dated as of January
     20, 2006 (the "LUBS Mortgage Loan Purchase Agreement"), between LUBS,
     Structured Asset Securities Corporation II ("SASCO II") and Lehman;

               (ii) the LBHI Mortgage Loan Purchase Agreement dated as of
     January 20, 2006, (the "LBHI Mortgage Loan Purchase Agreement"), between
     Lehman and SASCO II; and

                                      B-2-1

               (iii) the LBHI Indemnification Agreement dated as of January 20,
     2006, between Lehman, SASCO II, Lehman Brothers Inc. ("LBI") and UBS
     Securities LLC ("UBS Securities").

          You have asked for my opinion regarding various legal matters involving, among other things, Lehman, LUBS and the Agreements.

          As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of each of
Lehman and LUBS in the Agreements, (ii) the relevant resolutions of the respective Boards of Directors of Lehman and LUBS, (iii) certificates of responsible officers of each of Lehman and LUBS, and (iv) certificates of public officials. In this connection, I have examined or have caused to be examined on my behalf, a copy of each of the Agreements and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

          I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the respective certificates of incorporation and by-laws of Lehman and LUBS, records of proceedings taken by Lehman and/or
LUBS and other corporate documents and records of Lehman and LUBS, and have made such other investigations as I have deemed relevant or necessary for the purpose of this opinion. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of Lehman or LUBS), the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or reproduction copies.

          On the basis of and subject to the foregoing, it is my opinion that:

          (1) Each of Lehman and LUBS is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.
Lehman has the requisite corporate power and authority to transact business in the manner described in the Agreements and to consummate the transactions contemplated by the Agreements. LUBS has the requisite corporate power and authority to transact business in the manner described in the LUBS Mortgage Loan
Purchase Agreement and to consummate the transactions contemplated by the LUBS
Mortgage Loan Purchase Agreement.

          (2) Each Agreement has been duly authorized, executed and delivered by
Lehman. The LUBS Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by LUBS.

          (3) The execution, delivery and performance of the Agreements by
Lehman, (i) to my knowledge, do not and will not result in a material breach or violation of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which Lehman is a party, (ii) do not contravene
Lehman's certificate of incorporation or by-laws, and (iii) to my knowledge, do not contravene any order of any court or governmental agency that names Lehman and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of Lehman to perform its obligations under the
Agreements).

          (4) The execution, delivery and performance of the LUBS Mortgage Loan
Purchase Agreement by LUBS, (i) to my knowledge, do not and will not result in a material breach or violation of

                                      B-2-2

the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which LUBS is a party, (ii) do not contravene LUBS's certificate of incorporation or by-laws, and (iii) to my knowledge, do not contravene any order of any court or governmental agency that names LUBS and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of
LUBS to perform its obligations under the LUBS Mortgage Loan Purchase
Agreement).

          The foregoing opinions are subject to the following additional assumptions, exceptions, qualifications and limitations:

          A.   I am a member of the Bar of the State of New York and render no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State
               of Delaware and the federal laws of the United States of America.

          B.   My opinions are limited to the present laws and to the facts as they presently exist. I assume no obligation to revise or
               supplement this opinion should the present laws of any
               jurisdiction referred to in paragraph A. above be changed by legislative action, judicial decision or otherwise.

          This opinion is being delivered to you for your sole use in connection with the Agreements and the related transactions and may not be used or relied upon by any other person, firm or entity in any other context for any other purpose. This opinion may not be quoted in whole or part, nor may copies be furnished or delivered to any other person without my express written consent.

          The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with the said opinions.

                                Very truly yours,

                                      B-2-3